UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2022

CRANE CO.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction

of incorporation)

Delaware	1-1657	13-1952290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 First Stamford Place Stamford CT	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 203-363-7300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	CR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry Into a Material Definitive Agreement

On February 28, 2022, Crane Co., a Delaware corporation (“Crane Co.”), Crane Holdings, Co., a Delaware corporation and wholly-owned subsidiary of Crane Co. (“Crane Holdings”), and Crane Transaction Company, LLC, a Delaware limited liability company and wholly-owned subsidiary of Crane Holdings (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Reorganization Agreement”), pursuant to which Crane Co. will merge with Merger Sub, with Crane Co. surviving the merger as a wholly-owned subsidiary of Crane Holdings (the “Reorganization Merger”). The Reorganization Merger is subject to specific conditions, including approval by Crane Co.’s stockholders at its 2022 Annual Meeting of Stockholders (the “Annual Meeting”), which is currently scheduled for April 25, 2022, and the Reorganization Merger will not be consummated until after such conditions are satisfied or, to the extent possible, waived.

Following the Reorganization Merger, Crane Holdings intends for Crane Co. (which will, as of that time, be a wholly-owned subsidiary of Crane Holdings) to convert from a Delaware corporation to a Delaware limited liability company (such conversion, together with the Reorganization Merger, the “Reorganization”).

Under the Reorganization Agreement, at the effective time of the Reorganization Merger, all of the issued and outstanding shares of Crane Co. common stock, par value $1.00 per share (“Crane Co. Common Stock”), other than treasury shares, will be converted automatically on a one-for-one basis into shares of Crane Holdings common stock, par value $1.00 per share (“Crane Holdings Common Stock”), and, as a result, the current stockholders of Crane Co. automatically will become stockholders of Crane Holdings, holding the same number and percentage of shares of Crane Holdings Common Stock as they held of Crane Co. Common Stock as of immediately prior to the Reorganization Merger.

In addition, under the Reorganization Agreement, (i) each outstanding option to purchase shares of Crane Co. Common Stock, if not exercised before the completion of the Reorganization Merger, will be adjusted automatically into an option to acquire, at the same exercise price, an identical number of shares of Crane Holdings Common Stock and (ii) each outstanding restricted share unit, performance-based restricted share unit and deferred stock unit, in each case, for shares of Crane Co. Common Stock will be adjusted automatically into a corresponding restricted share unit, performance-based restricted share unit and deferred stock unit, respectively, for an identical number of shares of Crane Holdings Common Stock. Except as set forth in the prior sentence, all such equity awards will continue to have the same terms and conditions as applied immediately prior to the Reorganization Merger.

At the effective time of the Reorganization Merger, Crane Holdings will replace Crane Co. as the publicly held corporation traded on the New York Stock Exchange (the “NYSE”). It is expected that Crane Holdings Common Stock will trade under the current Crane Co. ticker symbol “CR” on the NYSE.

The directors and executive officers of Crane Holdings following the completion of the Reorganization Merger would be the same individuals who were directors and executive officers, respectively, of Crane Co. as of immediately prior to the Reorganization Merger.

It is expected that the Reorganization Merger will constitute a sale of all, or substantially all, of Crane Co.’s assets, and, as a result, at the effective time of the Reorganization Merger, Crane Co. expects to transfer its existing indentures to Crane Holdings. In addition, in connection with the Reorganization Merger, Crane Co. expects to seek an amendment to its existing 5-Year Revolving Credit Agreement (the “2021 Facility”), by and among Crane Co., CR Holdings C.V., a Dutch limited partnership and wholly-owned subsidiary of Crane Co., the financial institutions party thereto as lenders, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents and arrangers party thereto, to permit the Reorganization Merger thereunder and to avoid any Event of Default (under and as defined in the 2021 Facility) that would otherwise result from the Reorganization Merger, and Crane Co. will not consummate the Reorganization Merger unless such amendment has been obtained or Crane Co. otherwise terminates and replaces the 2021 Facility.

The board of directors of each of Crane Co. and Crane Holdings have each unanimously, and the sole member of Merger Sub has, approved the Reorganization Agreement and the transactions contemplated thereby, including the Reorganization Merger. If the Reorganization Merger is approved by Crane Co.’s stockholders at the Annual Meeting, and the other conditions set forth in the Reorganization Agreement are satisfied or, to the extent possible, waived, it is currently expected that the Reorganization Merger will be completed before the end of Q2 2022 following the Annual Meeting.

The Reorganization Agreement may be terminated and completion of all or any part of the Reorganization may be deferred or abandoned, at any time prior to the effective time of the Reorganization Merger by action of the board of directors of Crane Co. should the board of directors of Crane Co. determine that, for any reason, the completion of all or any part of the Reorganization would be inadvisable or not in the best interests of Crane Co. and its stockholders.

The Reorganization is intended to be tax-free to Crane Co. and its stockholders for U.S. federal income tax purposes.

Upon completion of the Reorganization Merger, Crane Holdings Common Stock will be deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder and, for purposes of Rule 12g-3(a), Crane Holdings will be the successor issuer to Crane Co.

The foregoing description of the Reorganization Agreement is not complete and is qualified in its entirety by reference to the Reorganization Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

ITEM 7.01	Regulation FD Disclosure

On February 28, 2022, Crane Co. and Crane Holdings filed with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary joint proxy statement/prospectus (subject to completion) as part of Crane Holdings’ preliminary registration statement on Form S-4 relating to the Reorganization. This filing is available at the SEC’s website at http://www.sec.gov. Among other things, the filing states that the information included in the preliminary joint proxy statement/prospectus “is not complete and may be changed.”

Additional Information and Where to Find It

In connection with the Reorganization Merger, Crane Holdings has filed a registration statement on Form S-4 that includes a preliminary proxy statement of Crane Co. and a preliminary prospectus of Crane Holdings, and Crane Co. and Crane Holdings may file with the SEC other relevant documents in connection with the proposed Reorganization. CRANE CO.’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE DOCUMENTS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION REGARDING THE REORGANIZATION. Investors may obtain a free copy of the registration statement on Form S-4 and the definitive proxy statement/prospectus, when filed, as well as other filings containing information about Crane Co., Crane Holdings and the Reorganization, from the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the registration statement on Form S-4 and the definitive proxy statement/prospectus, when filed, as well as other filings containing information about Crane Co., Crane Holdings and the Reorganization can be obtained without charge by sending a request to Crane Co., 100 First Stamford Place, Stamford, Connecticut 06902, Attention: Corporate Secretary; by calling (203) 363-7300; or by accessing them on Crane Co.’s investor relations web page at https://www.craneco.com/investors/financial-reports-and-filings.

Participants in the Solicitation

Crane Co. and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from Crane Co. stockholders in connection with the matters to be considered at the Annual Meeting, including the Reorganization Agreement. Additional information regarding the interests of potential participants in the proxy solicitation is included in the Crane Holdings registration statement on Form S-4 that includes a preliminary proxy statement of Crane Co. and a preliminary prospectus of Crane Holdings and will be included in the definitive proxy statement/prospectus and other relevant documents that Crane Co. and Crane Holdings have filed, and intend to file, with the SEC in connection with the Annual Meeting. Copies of these documents can be obtained without charge as described in the preceding paragraph.

Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding consummating the Reorganization and the timing thereof. Any forward-looking statements contained in this Current Report on Form 8-K are intended to be made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements other than historical information or statements about current conditions. In some cases, you can identify forward-looking statements by the use of terms such as “believes,” “contemplates,” “expects,” “may,” “might,” “could,” “should,” “would,” “will,” “anticipates,” “intends”, “aims”, “plans”, “seek”, “see”, “potential”, “considered”, “estimate”, “likely” or other similar phrases, or the negatives of these terms, or other comparable terminology that convey uncertainty of future events or outcomes.

Crane Co. has based the forward-looking statements relating to its operations on its current expectations, estimates and projections about itself and the markets it serves, including Crane Co.’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the proposed Reorganization Merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Crane Co., all of which are subject to change. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the proposed Reorganization Merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include those detailed under the heading “Risk Factors Related to the Holding Company Proposal” included in the Crane Holdings registration statement on Form S-4 that includes a preliminary proxy statement of Crane Co. and a preliminary prospectus of Crane Holdings and will be included in the definitive proxy statement/prospectus, the risk factors described in Crane Co.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and elsewhere in Crane Co.’s public filings with the SEC. There are a number of other factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking statements. While the list of factors included in such filings are considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on Crane Co.’s financial condition, results of operations, credit rating or liquidity or ability to consummate the proposed Reorganization. These forward-looking statements speak only as of the date they are made, and Crane Co. does not undertake to and disclaims any obligation to update these forward-looking statements.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit

2.1+	Agreement and Plan of Merger, dated as of February 28, 2022, by and among Crane Co., Crane Holdings, Co. and Crane Transaction Company, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE CO.
February 28, 2022
	By:	/s/ Anthony M. D’Iorio
Name: Anthony M. D’Iorio
Title: Senior Vice President, General Counsel and Secretary